AMENDMENT TO EQUITY COMMITMENT AGREEMENT

This Amendment, dated as of August 30, 2019 (this “Amendment”), to the Equity Commitment Agreement, dated as of August 13, 2019 (the “Equity Commitment Agreement”), is entered into by and among (i) Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), (ii) each Commitment Party (as defined in the Equity Commitment Agreement), (iii) Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, (iv) Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company and (v) OT POF IEA Preferred B Aggregator, L.P., a Delaware limited partnership. Capitalized terms used herein and not defined herein have the meanings set forth in the Equity Commitment Agreement.

WHEREAS, the Parties and Oaktree wish to make certain modifications and amendments to the terms of the Equity Commitment Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.
Amendment to the Definition of “Diligence Period”. The definition of “Diligence Period” set forth in Section 1.1 of the Equity Commitment Agreement is hereby amended and restated in its entirety as set forth below:

“Diligence Period” means the period commencing on July 29, 2019 and ending on September 18, 2019.

2.	Ratification. Except as specifically provided for in this Amendment, the terms of the Equity Commitment Agreement remain in full force and effect unaffected by this Amendment.

3.
Effect of Amendment. Whenever the Equity Commitment Agreement is referred to in the Equity Commitment Agreement or in any other agreements, documents and instruments, such reference shall be deemed to be to the Equity Commitment Agreement as amended by this Amendment.

4.	Miscellaneous. Sections 9.1 through 9.8 of the Equity Commitment Agreement shall apply mutatis mutandis to this Amendment.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Amendment to the Equity Commitment Agreement]
IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.
INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

By:	/s/ John P. Roehm
Name: John P. Roehm
Title: President and Chief Executive Officer

ARES SPECIAL SITUATIONS FUND IV, L.P.
By: ASSF Management IV, L.P., its general partner
By: ASSF Management IV GP LLC, its general partner

By:	/s/ Aaron Rosen
Name: Aaron Rosen
Title: Partner

ASOF HOLDINGS I, L.P.
By: ASOF Management IV, L.P., its general partner
By: ASOF Management IV GP LLC, its general partner

By:	/s/ Aaron Rosen
Name: Aaron Rosen
Title: Partner

Notice Information:
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Email: sgraves@aresmgmt.com
PI General Counsel@aresmgmt.com
Attention : Scott Graves

INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC

By:	/s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

Notice Information:
11611 San Vicente Boulevard, Suite 710
Los Angeles, CA 90049
Email:    ischapiro@oaktreecapital.com
pjonna@oaktreecapital.com
Attention:    Ian Schapiro
Peter Jonna

OT POF IEA PREFERRED B AGGREGATOR, L.P.

By:	OT POF IEA Preferred B Aggregator GP, LLC
Its:    General Partner

By:	Oaktree Power Opportunities Fund III Delaware, L.P.
Its:    Managing Member

By:	Oaktree Power Opportunities Fund III GP, L.P.
Its:    General Partner

By:	Oaktree Fund GP, LLC
Its:    General Partner

By:	Oaktree Fund GP I, L.P.
Its:    Managing Member

By:	/s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By:	/s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
11611 San Vicente Boulevard, Suite 710
Los Angeles, CA 90049

Email:	ischapiro@oaktreecapital.com
pjonna@oaktreecapital.com

Attention:	Ian Schapiro
Peter Jonna

Oaktree Power Opportunities Fund III
Delaware, L.P.

By: Oaktree Power Opportunities Fund III GP, L.P.
Its: General Partner

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By:	/s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email: ischapiro@oaktreecapital.com
pjonna@oaktreecapital.com
Attention: Ian Schapiro
Peter Jonna